UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2006

FIELDSTONE MORTGAGE INVESTMENT CORPORATION (as depositor under a Trust Agreement, dated as of June 12, 2006, providing for, inter alia, the issuance of Fieldstone Mortgage Investment Trust Series 2006-2 Mortgage-Backed Notes)

Fieldstone Mortgage Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	333-132444	20-2972688
State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

11000 Broken Land Parkway, Suite 600, Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:	(866) 365-3642

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01.	Other Events

Fieldstone Mortgage Investment Corporation has registered Mortgage-Backed Securities for offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-132444) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $779,200,000 aggregate principal amount of Class 1-A, Class 2-A1, Class 2-A2, Class 2-A3, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, and Class M11 Notes (collectively, the “Notes”). This Current Report on Form 8-K contains information relating to the subsequent mortgage loans (the “Subsequent Mortgage Loans”) purchased by the Registrant.

Pursuant to the Subsequent Transfer Agreement, dated as of August 29, 2006 (the “Subsequent Transfer Agreement”), among the Registrant (the “Depositor”), Fieldstone Mortgage Investment Trust, Series 2006-2, a Delaware statutory trust (the “Issuing Entity” or the “Trust”), HSBC Bank USA, National Association (the “Indenture Trustee”) and Wells Fargo Bank, N. A. (the “Trust Administrator”). The Seller has sold certain Mortgage Loans (the “Subsequent Mortgage Loans”) to the Depositor and the Depositor has transferred the Subsequent Mortgage Loans to the Issuing Entity for inclusion in the Trust Estate established by an Indenture, dated as of June 1, 2006 (the “Indenture”), by and among the Issuing Entity, the Indenture Trustee, and the Trust Administrator, a form of which was filed as an exhibit to the Registrant’s Form 8-K on July 20, 2006. A copy of the Subsequent Transfer Agreement and tables disclosing certain characteristics of the Subsequent Mortgage Loans are included as Exhibits attached hereto.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description

99.1	Subsequent Transfer Agreement, dated as of August 29, 2006, among the Registrant, the Issuing Entity, the Indenture Trustee and the Trust Administrator

99.2	Stratification Tables relating to Subsequent Mortgage Loans

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIELDSTONE MORTGAGE INVESTMENT CORPORATION (Registrant)

By:	/s/ John C. Kendall
Name: John C. Kendall Title: Director and President

Dated: September 12, 2006

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description	Sequentially Numbered Page

1	99.1	Subsequent Transfer Agreement, dated as of August 29, 2006 among the Registrant, the Issuing Entity, the Indenture Trustee and the Trust Administrator

2	99.2	Stratification Tables relating to Subsequent Mortgage Loans